Consolidated Balance Sheets (Parenthetical)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY
Current assets:
Allowance for accounts receivable	$ 901,980	5,953,066	6,801,449
Allowances on due from related party	$ 0	0	0
Shareholders' equity
Ordinary shares, par value	$ 0.0000002	0.0000002	0.0000002
Ordinary shares, authorized	500,000,000	500,000,000	500,000,000
Ordinary shares, issued	263,110,626	263,110,626	263,110,626
Ordinary shares, outstanding	228,019,412	228,019,412	226,819,007